TAG-IT PACIFIC, INC.

                   SERIES B PREFERRED STOCK PURCHASE AGREEMENT


         THIS SERIES B PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of May __, 2000, by and among TAG-IT PACIFIC, INC., a Delaware corporation (the "Company"), and GRUPO INDUSTRIAL CIERRES IDEAL, S.A. de C.V., a corporation organized under the laws of Mexico ("GICISA" or "Purchaser").

                                    RECITALS

         WHEREAS, the Company, Purchaser and Talon have entered into that certain letter agreement, dated as of March 24, 2000, and fully executed as of April ___, 2000, relating to distribution rights granted to the Company by Talon and Purchaser (the "Letter Agreement");

         WHEREAS, pursuant to the terms of the Letter Agreement and in connection with the grant of the rights described therein, the Company has agreed to issue 850,000 shares (the "Shares") of Series B Convertible Preferred Stock of the Company, par value $0.001 (the "Series B Preferred Stock") to GICISA upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

          1. AGREEMENT TO SELL AND PURCHASE.

             1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in Section 2 below), the Company shall have authorized (i) the issuance of the Shares to Purchaser and (ii) the issuance of such shares of Common Stock of the Company, par value $0.001 per share ("Common Stock"), to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Series B Preferred Certificate of Designations of the Company in the form attached hereto as Exhibit A (the "Certificate of Designations").

             1.2 ISSUANCE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Company hereby agrees to issue to the Purchaser the Shares.

          2. CLOSING AND DELIVERY.

2.1 CLOSING. The closing of the issuance of the Shares under this Agreement (the "Closing") shall take place at 5:00 p.m. on May __, 2000, at the offices of Troop Steuber Pasich Reddick & Tobey, LLP, 2029 Century Park East, 24th Floor, Los Angeles, California 90067-3010 or at such other time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date")

             2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser a certificate representing the Shares to be issued to the Purchaser at the Closing by such Purchaser, against satisfaction of the conditions to closing described herein.

          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

             Except as set forth on a Schedule of Exceptions set forth as Exhibit B and delivered by the Company to Purchaser at the Closing, the Company hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

             3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, the Investor Rights Agreement in the form attached hereto as Exhibit C (the "INVESTOR RIGHTS Agreement"), the Co-Sale Agreement in the form attached hereto as Exhibit D (the "CO-SALE AGREEMENT" and together with the Investor Rights Agreement, the "RELATED AGREEMENTS"), to issue and sell the Shares and the Conversion Shares, and to carry out the provisions of this Agreement, the Related Agreements and the Certificate of Designations and to carry on its business as presently conducted and as presently proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect (as hereinafter defined) on the Company or its business. "Material Adverse Effect" means any material adverse effect on the assets, liabilities, business, operations, properties or financial condition of the Company.

             3.3 CAPITALIZATION; VOTING RIGHTS. (A) The authorized capital stock of the Company immediately prior to the closing is as set forth in the Company's most recent filings with the Securities and Exchange Commission in accordance with the rules and regulations of the Securities and Exchange Act of 1934. All issued and outstanding shares of the Company's Common Stock (a) have been duly authorized and validly issued and (b) are fully paid and nonassessable. The rights, preferences, privileges and restrictions of the Series B Preferred Stock are as stated in the Certificate of Designations.

                    (B) When issued in compliance with the provisions of this Agreement and the Certificate of Designations, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable, and will have been issued in compliance with all applicable state and Federal laws concerning the issuance of securities, and will be free of any liens or encumbrances other than liens and encumbrances created by or imposed upon them by Purchaser; PROVIDED, HOWEVER, that the Shares and the Conversion Shares may be subject to restrictions on transfer (i) under state and/or Federal securities laws as set forth herein, or as otherwise required by such laws at the time a transfer is proposed and (ii) pursuant to the terms of the Related Agreements.

             3.4 AUTHORIZATION; BINDING OBLIGATIONS. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Related Agreements. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance and delivery of the Shares pursuant hereto and the Conversion Shares pursuant to the Certificate of Designations has been taken or will be taken prior to the Closing. This Agreement and the Related Agreements, when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and
(iii) to the extent that the enforceability of the indemnification provisions in
Section 2.7 of the Investor Rights Agreement may be limited by applicable laws.

          4. REPRESENTATIONS AND WARRANTIES OF PURCHASER; COVENANTS OF
          PURCHASER.

             Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

             4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement, the Letter Agreement and the Related Agreements and to carry out their provisions. All action on such Purchaser's part required for the lawful execution and delivery of this Agreement, the Letter Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement, the Letter Agreement and the Related Agreements will be valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights, (b) general principles of equity that restrict the availability of equitable remedies, and (c) to the extent that the enforceability of the indemnification provisions of Section 2.7 of the Investor Rights Agreement may be limited by applicable laws.

             4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser's representations contained in this Agreement. Purchaser hereby represents and warrants as follows:

                    (A) PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow such Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times such Purchaser might propose.

                    (B) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

                    (C) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement, the Letter Agreement and the Related Agreements. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in this Agreement.

                    (D) ACCREDITED INVESTOR. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

                    (E) COMPANY INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment. The foregoing, however, does not limit or modify the representations and warranties of the Company in
Section 3 of this Agreement or the right of such Purchaser to rely thereon.

                    (F) RULE 144. Purchaser acknowledges and agrees that the Shares, and, if issued, the Conversion Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act as in effect from time to time, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring following the required holding period under Rule 144 and the number of shares being sold during any three-month period not exceeding specified limitations.

                    (G) RESIDENCE. The office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of such Purchaser set forth on the signature page hereto.

                    (H) FURTHER REPRESENTATIONS BY FOREIGN INVESTORS. Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Purchaser's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

                    (I) LEGENDS. Purchaser understands that the certificates evidencing the Shares may bear the following legend:

                    "These securities have not been registered under the Securities Act of 1933, as amended. The may not be sold, offered for sale, pledged, or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

             4.3 TRANSFER RESTRICTIONS. Purchaser acknowledges and agrees that the Shares and, if issued, the Conversion Shares are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

             4.4 COVENANTS OF PURCHASER.

                    (a) COMPLIANCE WITH LAW. The Purchaser's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations as well as the rules and regulations of the American Stock Exchange or such other public market on which the Company's Stock is listed.

                    (b) NO SHORT SALES. The Purchaser and its affiliates shall not engage in short sales of the Company's Common Stock (as defined in SEC and NASD rules) so long as the Purchaser holds any unconverted shares of Series B Preferred Stock.

          5.   CONDITIONS TO CLOSING.

             5.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. The Purchaser's obligations at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                    (A) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                    (B) LEGAL INVESTMENT. On the Closing Date, the issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

                    (C) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

                    (D) FILING OF CERTIFICATE. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware and shall continue to be in full force and effect as of the Closing Date.

                    (E) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                    (F) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a Compliance Certificate, executed by the President of the Company, dated the Closing Date, to the effect that the conditions specified in subsections (a), (c), (d) and (f) of this Section 5.1 have been satisfied.

                    (G) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement shall have been executed and delivered by each of the parties thereto.

                    (H) CO-SALE AGREEMENT. The Co-Sale Agreement shall have been executed and delivered by each of the parties thereto. The stock certificates representing the shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Co-Sale Agreement.

                    (I) LETTER AGREEMENT. The Letter Agreement shall have been executed and delivered by each of the parties thereto.

             5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue the Shares at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

                    (A) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties in Section 4 made by Purchaser shall be true and correct at the date of the Closing with the same force and effect as if they had been made on and as of said date.

                    (B) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.

                    (C) FILING OF CERTIFICATE OF DESIGNATIONS. The Certificate of Designations shall have been filed with the Secretary of State of the State of Delaware.

                    (D) INVESTOR RIGHTS AGREEMENT. The Investor Rights Agreement shall have been executed and delivered by each of the parties thereto.

                    (E) CO-SALE AGREEMENT. The Co-Sale Agreement shall have been executed and delivered by each of the parties thereto. The stock certificates representing the shares subject to the Co-Sale Agreement shall have been delivered to the Secretary of the Company and shall have had appropriate legends placed upon them to reflect the restrictions on transfer set forth on the Co-Sale Agreement.

                    (F) LETTER AGREEMENT. The Letter Agreement shall have been executed and delivered by each of the parties thereto.

                    (G) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement and the Related Agreements (except for such as may be properly obtained subsequent to the Closing).

          6. MISCELLANEOUS.

             6.1 GOVERNING LAW; CONSENT TO JURISDICTION; DISPUTES. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. Each party hereto irrevocably and unconditionally (i) agrees that any action, suit or claim brought hereunder must be brought in the courts of the United States or the State of California and occur in the county of Los Angeles in the State of California which shall serve as the exclusive jurisdiction and venue for any and all disputes arising out of and/or relating to this Agreement; (ii) consents to the jurisdiction of any such court in any such suit, action or proceeding; and (iii) waives any objection which such party may have to the laying of venue of any such suit, action or proceeding in any such court.

             6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby until the date which is six months from the date of this Agreement. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

             6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by the Company and each person who shall be a holder of the Shares from time to time.

             6.4 ENTIRE AGREEMENT. This Agreement, the Letter Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

             6.5 SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

             6.6 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and Purchaser.

             6.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Certificate of Designations, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Certificate of Designations or any waiver on such party's part of any provisions or conditions of this Agreement, the Related Agreements, or the Certificate of Designations must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Related Agreements, the Certificate of Designations, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

             6.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and the Purchaser at the addresses set forth on the signature pages hereof or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

             6.9 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

             6.10 ATTORNEYS' FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

             6.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

             6.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

             6.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.13 being untrue.

             6.14 CONFIDENTIALITY. Except where required by law or applicable regulation or stock exchange rule, each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, or the Related Agreements, discussions or negotiations relating to this Agreement or the Related Agreements, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder. The provisions of this Section 6.14 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto.

             6.15 PRONOUNS. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as the identity of the parties hereto may require.

             6.17 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS

AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

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                                    Page 10

         IN WITNESS WHEREOF, the parties hereto have executed the SERIES B PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                 PURCHASER:

TAG-IT PACIFIC, INC.                     GRUPO INDUSTRIAL CIERRES
                                         IDEAL, S.A. DE C.V.


By:                                      By:
   ------------------------------------     -----------------------------------
Name:                                    Name:
Title:                                   Title:

                                LIST OF EXHIBITS
                                   (CONTINUED)

                                    EXHIBIT A

                           CERTIFICATE OF DESIGNATIONS

                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS

                                    EXHIBIT C


                            INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT D


                                CO-SALE AGREEMENT